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                                                                  Exhibit 10.10


                         FORM OF CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (the "Agreement"), dated as of the __ day of December, 1998, is by and among Corrections Corporation of America, a Tennessee corporation, and certain of its subsidiaries listed on the signature pages hereto, located at 10 Burton Hills Boulevard, Nashville, Tennessee 37215 (collectively, "CCA"), and Correctional Management Services Corporation, a Tennessee corporation located at 10 Burton Hills Boulevard, Nashville, Tennessee 37215 ("Correctional Management").

         WHEREAS, CCA is a party to that certain Amended and Restated Agreement and Plan of Merger, dated as of September 29, 1998 (the "Merger Agreement"), by and among Prison Realty Corporation, a Maryland corporation ("New Prison Realty"), CCA and CCA Prison Realty Trust, a Maryland real estate investment trust ("Prison Realty"), pursuant to which CCA will merge with and into New Prison Realty, with New Prison Realty being the surviving corporation, and Prison Realty will merge with and into New Prison Realty with New Prison Realty being the surviving corporation (collectively, the "Merger");

         WHEREAS, pursuant to the terms of the Merger and in order that New Prison Realty may comply with the rules and regulations governing the qualification and operation of a real estate investment trust (a "REIT"), at the Closing (as hereinafter defined), prior to the consummation of the Merger, CCA desires to (i) sell to Correctional Management all of the issued and outstanding shares of capital stock of certain of its wholly-owned corporate subsidiaries, and (ii) transfer, convey, and assign all right, title and interest in and to certain contracts with government entities related to the management and operation of correction and detention facilities by CCA together with certain accounts receivable and accounts payable related thereto and certain other net assets used in connection therewith to Correctional Management in exchange for the consideration described herein, and will enter into certain other agreements and undertake certain other actions all related thereto;

         WHEREAS, the parties now wish to confirm certain of the transactions contemplated by the Merger and described herein and certain other matters.

         NOW, THEREFORE, in consideration of these premises and the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto hereby agrees as follows:

         1.   Transfer of Assets.

              1.1. Sale of Capital Stock. CCA shall, at the Closing (as hereinafter defined), sell all of the issued and outstanding shares of capital stock of each of the wholly owned corporate subsidiaries of CCA listed on Exhibit A attached hereto and incorporated herein by this reference (collectively, the "Purchased Subsidiaries").


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              1.2. Transfer and Assignment of Management Contracts and Related
Assets. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), CCA shall transfer, convey, and assign to Correctional Management all of CCA's right, title and interest in and to those certain management contracts (the "Management Contracts") and those certain accounts receivable and accounts payable and other net assets exclusively related to the management and operation of the correction and detention facilities listed on Exhibit B attached hereto and incorporated herein by this reference (the Management Contracts, together with the accounts receivable and accounts payable and other net assets are defined, collectively, as the "Management Contract Assets").

         2. Rights to Trade Name Use. At the Closing, CCA shall grant to Correctional Management a non-exclusive, non-transferrable license to use the name "Corrections Corporation of America," the initials "CCA" and all derivatives thereof (collectively, the "Trade Name") in conformance with standards reasonably set by CCA. The terms and conditions of such license shall be set forth in a Trade Name Use Agreement between CCA and Correctional Management (the "Trade Name Use Agreement"). Under the Trade Name Use Agreement, Correctional Management will pay to CCA a fee equal to (i) 2.5% of Correctional Management's gross revenues for the first three years of the agreement, and (ii) 3.0% of Correctional Management's gross revenues for the remaining term of the agreement, provided that after completion of the Merger the amount of such fee may not exceed (iii) 2.5% of the gross revenues of New Prison Realty for the first three years of the agreement, or (iv) 3.25% of the gross revenues of New Prison Realty for the remaining term of the agreement.

         3. Consideration. As consideration for sale of the Purchased Subsidiaries and for the transfer, conveyance and assignment of the Management Contract Assets to Correctional Management and the grant of the right to use the Trade Name, CCA shall receive from Correctional Management (i) an installment note in the principal amount of $137.0 million (the "Note"), and (ii) one hundred percent (100%) of the non-voting common stock of Correctional Management (the "Common Stock"). The terms of the Note shall be substantially as follows:

         a. Term. The Note shall be payable over ten (10) years.

         b. Interest and Payments. The Note shall bear interest at the rate of twelve percent (12%) per annum. Interest only shall be payable for the first four (4) years of the Note, with the principal being amortized over the following six (6) year period.

         c. Pre-Payment. To the extent Correctional Management generates available cash flow from operations in excess of amounts required to make payments under any Correctional Management credit facility or other similar financing arrangement, such funds shall be used to prepay the principal due under the Note.



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         d. Security. Doctor R. Crants, the Chief Executive Officer of
            Correctional Management, shall guarantee payment of ten percent (10%) of the outstanding principal amount due under the Note.

         4. Liabilities to be Assumed by Correctional Management. Correctional Management shall assume at the Closing (as hereinafter defined) all liabilities related to the Management Contract Assets, including the related accounts payable, as additional consideration to CCA hereunder.

         5. Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur prior to the Merger on a date designated by CCA acceptable to Correctional Management. At the Closing, CCA shall deliver the Management Contract Assets and the rights set forth in paragraph 2 hereof shall take effect. Correctional Management shall deliver the Common Stock to CCA.

         6. Conditions to Closing. The following shall be a condition of CCA's obligation to close the transactions contemplated hereby:

         The fulfillment or waiver of all conditions to CCA's and Prison Realty's obligations under the Merger Agreement (except section 6.01(h) of the Merger Agreement).

         7. Accounts Receivable. If CCA shall receive payment for accounts billed before the Closing or otherwise, then CCA shall pay the same to Correctional Management by check endorsement to Correctional Management, delivered in three business days after the receipt by CCA. If an endorsement is not possible, CCA shall pay appropriate sums to Correctional Management promptly after receipt.

         8. Further Assurances. The parties agree that this Agreement should be supplemented by such further documents in form and substance reasonably satisfactory to the parties and as may be reasonably requested by the parties or their counsel to give effect to the foregoing and the general intent thereof. Such agreements will contain, in addition to the terms and conditions set forth in this Agreement, such terms and conditions deemed necessary to effectuate the transactions contemplated thereby. The parties hereto hereby agree to act in good faith and use reasonable efforts to consummate the transactions contemplated herein and to take such other actions as may be required to facilitate the consummation of the Merger and to ensure that New Prison Realty shall continue to qualify and operate as a REIT after the Merger.

         9. Termination. This Agreement shall cease to be effective if the Merger is not consummated on or before December 31, 1999. This Agreement may be terminated at any time prior to the Closing by mutual agreement of CCA and Correctional Management.

         10. Confidentiality. Except as required by applicable law or legal process or as approved by CCA, Correctional Management and its representatives shall maintain in confidence and not disclose to any third party any information related to CCA, its subsidiaries, or Correctional Management or its representatives obtained in the course of the transaction. The above restrictions



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shall not apply to information that (i) is or becomes public (other than by reason of this paragraph) or (ii) was known or available to Correctional Management or its representatives from a third party having a lawful right to disclose such information.

         11. Successors. This Agreement shall be binding upon each of the parties and shall also be binding upon their respective successors or assigns, including a transferee of all or substantially all its assets.

         12. Governing Law. This Agreement shall be governed by the laws of the State of Tennessee as to interpretation, construction and performance, regardless of the choice of law provisions of Tennessee or any other jurisdiction.

         13. Amendments. This Agreement may not be modified or amended except by a duly executed instrument in writing signed by CCA and Correctional Management.

         14. Severability. If any provision of this Agreement shall be held illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of a manually executed counterpart. Any party delivering an unexecuted counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

         16. Interpretation. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.

           [the remaining part of this page intentionally left blank]




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         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer on the day first above written.


                                  CCA:

                                  CORRECTIONS CORPORATION OF AMERICA,
                                  a Tennessee corporation

                                  By:
                                      -----------------------------------------

                                  Its:
                                       ----------------------------------------

                                  LEE ADJUSTMENT CENTER, INC., a Kentucky
                                  corporation

                                  By:
                                     ------------------------------------------

                                  Its:
                                      -----------------------------------------

                                  MARION ADJUSTMENT CENTER, INC., a Kentucky corporation

                                  By:
                                     ------------------------------------------

                                  Its:
                                      -----------------------------------------

                                  OTTER CREEK CORRECTIONAL CENTER, INC., a
                                  Kentucky corporation

                                  By:
                                     ------------------------------------------

                                  Its:
                                      -----------------------------------------

                                  RIVER CITY CORRECTIONAL CENTER, INC., a
                                  Kentucky corporation

                                  By:
                                     ------------------------------------------
                                  Its:
                                      -----------------------------------------


                     [signatures continue on following page]




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                                    USCC AVERY/MITCHELL MANAGEMENT COMPANY,
                                    INC., a North Carolina corporation

                                    By:
                                       ----------------------------------------

                                    Its:
                                        ---------------------------------------

                                    USCC PAMLICO MANAGEMENT COMPANY, INC., a
                                    North Carolina corporation

                                    By:
                                       ----------------------------------------

                                    Its:
                                        ---------------------------------------


                                    CORRECTIONAL MANAGEMENT:

                                    CORRECTIONAL MANAGEMENT SERVICES
                                    CORPORATION, a Tennessee corporation

                                    By:
                                       ----------------------------------------

                                    Its:
                                        ---------------------------------------




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                                    EXHIBIT A


      Domestic

      CCA International, Inc., a Delaware corporation
      Concept Incorporated, a Delaware corporation
      Corrections Partners, Inc., a Delaware corporation
      Diboll Correctional Center, Inc., a Kentucky corporation
      Gadsden Correctional Institution, Inc., a Kentucky corporation
      Lee Adjustment Center, Inc., a Kentucky corporation
      Marion Adjustment Center, Inc., a Kentucky corporation
      Otter Creek Correctional Center, Inc., a Kentucky corporation
      River City Correctional Center, Inc., a Kentucky corporation
      Correctional Services Group, Inc. , a Missouri corporation
      USCC Avery/Mitchell Management Company, Inc., a North Carolina corporation USCC Pamlico Management Company, Inc., a North Carolina corporation Technical and Business Institute of America, Inc., a Tennessee corporation TransCor America, Inc., a Tennessee corporation
      Agecroft Property, Inc., a Tennessee corporation

      International

      Corrections Corporation of Australia, PTY. LTD., a Queensland, Australian corporation
      Viccor Investments PTY. LTD., a Victoria, Australian corporation Corrections Corporation of Canada, a Canadian corporation






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                                    EXHIBIT B


                 Bent County Correctional Facility
                 Bridgeport Pre-Parole Transfer Facility
                 California City Correctional Facility
                 Central Arizona Detention Center
                 Cibola County Corrections Center
                 Cimarron Correctional Facility
                 Coffee Correctional Facility
                 Davis Correctional Facility
                 DC Correctional Treatment Facility
                 Diamondback Correctional Facility
                 Eden Detention Center
                 Eloy Detention Center
                 Houston Processing Center
                 Huerfano County Correctional Facility
                 Kit Carson Correctional Center
                 Laredo Processing Center
                 Leavenworth Detention Center
                 Lee Adjustment Center
                 Marion Adjustment Center
                 Maurice Sigler Detention Facility
                 Mendota Correctional Facility
                 Mineral Wells Pre-Parole Transfer Facility
                 Montana Correctional Facility
                 Mountainview Correctional Institution
                 New Mexico Women's Correctional Facility
                 North Fork Correctional Center
                 Northeast Ohio Correctional Center
                 Otter Creek Correctional Center
                 Pamlico Correctional Institution
                 Prairie Correctional Facility
                 River City Correctional Center
                 San Diego Correctional Facility
                 San Diego Jail
                 Shelby Training Center
                 Southern Nevada Women's Correctional Facility
                 T. Don Hutto Correctional Center
                 Torrance County Detention Facility
                 West Tennessee Detention Center
                 Wheeler Correctional Facility
                 Whiteville Correctional Facility



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